Filed Pursuant to Rule 497(a)

File No. 333-219679

Rule 482 Ad

For Immediate Release

KKR INCOME OPPORTUNITIES FUND ANNOUNCES TERMS OF RIGHTS OFFERING

NEW YORK, NY, October 11, 2017 — The board of trustees (the “Board”) of KKR Income Opportunities Fund (NYSE: KIO) (the “Fund”) has approved the terms of the issuance of transferable rights (“Rights”) by the Fund to its shareholders of record as of the Record Date (as defined below) entitling the holders of these Rights to subscribe (the “Offer”) for common shares of beneficial interest (the “Common Shares”).  The Board, based on the recommendations and presentations of KKR Credit Advisors (US) LLC, the Fund’s investment adviser (the “Adviser”) and others, has determined that it is in the best interests of the Fund and the holders of its Common Shares (the “Common Shareholders”) to seek to increase the assets of the Fund available for investment and therefore to conduct the Offer.  In making this determination, the Board considered a number of factors, including potential benefits and costs (including potential dilution).  In particular, the Board considered the Adviser’s belief that the Offer would enable the Fund to more fully take advantage of existing and future investment opportunities that may be or may become available, consistent with the Fund’s primary investment objective to seek a high level of current income with a secondary objective of capital appreciation.  The Offer also seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price (subject to a sales load).

The record date for the Offer is currently expected to be October 19, 2017 (the “Record Date”).  The Fund will distribute to Common Shareholders of record on the Record Date (“Record Date Common Shareholders”) one Right for each Common Share held on the Record Date.  Record Date Common Shareholders will be entitled to purchase one new Common Share for every three Rights held (1 for 3); however, any Record Date Common Shareholder who is issued fewer than three Rights will be entitled to subscribe for one Common Share of the Fund.  Fractional Common Shares will not be issued.

The proposed subscription period is currently anticipated to expire on November 17, 2017, unless extended by the Fund (the “Expiration Date”).  The Rights are transferable and are expected to be admitted for trading on the New York Stock Exchange (the “NYSE”) under the symbol “KIO RT” during the course of the Offer.  The subscription period will commence on the Record Date and expire on the Expiration Date.  Rights may be exercised at any time during the subscription period.

The Fund has declared a monthly distribution to Common Shareholders payable on October 31, 2017 with a record date of October 6, 2017, which will not be payable with respect to Common Shares issued pursuant to the Offer.  The Fund has also declared a monthly distribution to Common Shareholders payable on November 30, 2017 with a record date of November 6, 2017, which will not be payable with respect to Common Shares that are issued pursuant to the Offer after November 6, 2017, the record date for such distribution.

The subscription price per Common Share (the “Subscription Price”) will be determined on the Expiration Date, and will be equal to 90% of the average of the last reported sales price of a Common Share of the Fund on the NYSE on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”).  If, however, the Formula Price is less than 82% of the Fund’s net asset value (“NAV”) per Common Share at the close of trading on the NYSE on the Expiration Date, the Subscription Price will be 82% of the Fund’s NAV per Common Share at the close of trading on the NYSE on that day.  The estimated Subscription Price has not yet been determined by the Fund.

Record Date Common Shareholders who exercise all of their primary subscription Rights will be eligible for an over-subscription privilege entitling Record Date Common Shareholders to subscribe, subject to certain limitations and allotment, for any additional Common Shares not purchased pursuant to the primary subscription.

The Offer will be made pursuant to the Fund’s effective shelf Registration Statement filed with the U.S. Securities and Exchange Commission and only by means of a prospectus supplement and accompanying prospectus.  The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to Record Date Common Shareholders within the United States shortly following the Record Date.  To exercise their Rights, Record Date Common Shareholders who hold their Common Shares through a broker, custodian or trust company, should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf.  Record Date Common Shareholders who do not hold Common Shares through a broker, custodian or trust company, should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

The Fund is a diversified, closed-end management investment company.  The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation.  Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments of U.S. and non-U.S. issuers and implementing hedging strategies in order to seek to achieve attractive investment returns.  The Fund invests primarily in first- and second-lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities, which may be rated investment grade or below investment grade.  The Fund’s investments in below investment grade loans, below investment grade fixed-income instruments and debt instruments of financially troubled companies are considered speculative and are often referred to as high yield or “junk” securities.  Shares of closed-end funds frequently trade at a discount to NAV.  The market price of the Fund’s Common Shares is determined by a number of factors, many of which are beyond the control of the Fund.

The Fund’s investment adviser is KKR Credit Advisors (US) LLC.  The Adviser is a Delaware limited liability company founded in August 2004.  The Adviser, together with its relying advisers, participating affiliates and other affiliated entities are collectively referenced as “KKR Credit.”  KKR Credit had $39.4 billion in assets under management as of June 30, 2017, managed on a discretionary basis.

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The information herein is not complete and is subject to change.  This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the Offer or sale is not permitted.  This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing.  The Fund’s prospectus supplement and accompanying prospectus will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing.  For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund’s information agent:

AST Fund Solutions, LLC

55 Challenger Road, Suite 201

Ridgefield Park, NJ 07660

(866) 828-6931